Item 77 D Exhibit:

Supplement dated October 28, 2004 to REMS Real Estate Value-Opportunity Fund Prospectus dated October 28, 2004 is incorporated herein by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 333-34806), filed with Securities and Exchange Commission (the "SEC") via EDGAR on October 28, 2004 ("PEA No. 7").